UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 8, 2002


                                   NETTAXI.COM
                                   -----------
             (Exact name of registrant as specified in its charter)

                                    000-26109
                                    ---------
                            (Commission File Number)

            Nevada                                      82-0486102
            ------                                      ----------
  (State or other jurisdiction             (I.R.S. Employer Identification No.)
of incorporation or organization)

              1875 South Bascom Ave., No. 116, Campbell, CA 95008
           ---------------------------------------------------------
          (Address of Principal Executive Offices Including Zip Code)

       Registrant's telephone number, including area code: (408) 374-1168
                                                           --------------


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ITEM 5.     OTHER EVENTS

     At a special meeting of its shareholders on April 5, 2002, the shareholders of Nettaxi.com approved of the proposed merger with RAE Systems Inc. The closing of the transaction remains subject to the filing of appropriate documentation with various government agencies and the final resolution of certain contingencies as described in more detail in the press release, a copy of which is filed as an exhibit hereto, and which information is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS.

          99.1 Press Release dated April 8, 2002, in connection with the announcement of the shareholder approval.

                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  NETTAXI.COM

Date:  April 8, 2002                           By:  /s/Robert A. Rositano, Jr.
                                                  ----------------------------
                                               Robert  A.  Rositano,  Jr.
                                               Chief  Executive  Officer


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